UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2021

Sunrun Inc.

(Exact name of registrant as specified in Its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Suite 1400

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(415) 580-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2021, Sunrun Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Second Amended and Restated Credit Agreement, dated as of October 5, 2020, by and among the Company and the other parties thereto, in order to permit, among other things, the Company’s issuance of the Notes (as defined below) in the Offering (as defined below) and entry into related capped call transactions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Item 2.02	Results of Operations and Financial Condition.

On January 25, 2021, the Company issued a press release reporting certain preliminary financial and operating results for the fourth quarter of, and the year ended, December 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events.

On January 25, 2021, the Company issued a press release announcing the Company’s proposed private offering of $350.0 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Offering”). A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The preliminary offering circular for the Offering includes updated risk factors. The updated risk factors disclosure is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Sunrun Inc. dated January 25, 2021, announcing preliminary financial and operating results for the fourth quarter and year ended December 31, 2020.

99.2	Press release issued by Sunrun Inc. dated January 25, 2021, announcing proposed private offering of $350 million of convertible senior notes.

99.3	Updated Risk Factors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele
General Counsel

Date: January 25, 2021

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